UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2018

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund's website, www.matthew25fund.com. Shareholders who wish to continue to receive paper copies of a Fund's annual and semi-annual shareholder reports should contact the Fund at 1-888-M25-FUND.

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2018 (UNAUDITED)

 Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund had a negative total return for 2018 declining 19.47%. We completed our 23rd year in business.  Over this period a $10,000 investment in our Fund at the start of 1996 grew to $93,003 during our Fund’s 23 years as a public investment company.  This was a 10.18% average annual compounded return after all expenses and fees.  During this same 23-year period the S&P 500 Index grew to $62,926. This return would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following spreadsheet shows our portfolio holdings, additions and deletions for the year followed by the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2018	Ticker	Value	Value	Change
Mastercard Inc.	MA	$ 151.36	$ 188.65	24.64%
Berkshire Hathaway Inc. Class A	BRK/A	$ 297,600.00	$ 306,000.00	2.82%
Apple, Inc.	AAPL	$ 169.23	$ 157.74	-6.79%
KKR & Co. Inc.	KKR	$ 21.06	$ 19.63	-6.79%
JP Morgan Chase & Co.	JPM	$ 106.94	$ 97.62	-8.72%
Kansas City Southern	KSU	$ 105.22	$ 95.45	-9.29%
Fannie Mae preferred	FNMAH	$ 6.90	$ 5.54	-19.71%
Federal Agricultural Mortgage Corp.	AGM.A.N	$ 72.75	$ 56.99	-21.66%
Federal Agricultural Mortgage Corp.	AGM	$ 78.24	$ 60.44	-22.75%
Facebook, Inc.	FB	$ 176.46	$ 131.09	-25.71%
Brandywine Realty Trust	BDN	$ 18.19	$ 12.87	-29.25%
Toll Brothers Inc.	TOL	$ 48.02	$ 32.93	-31.42%
Goldman Sachs Group, Inc.	GS	$ 254.76	$ 167.05	-34.43%
FedEx Corporation	FDX	$ 249.54	$ 161.33	-35.35%
Polaris Industries, Inc.	PII	$ 123.99	$ 76.68	-38.16%
Range Resources Corporation	RRC	$ 17.06	$ 9.57	-43.90%
Portfolio Additions
Cummins Inc.	CMI	$ 136.17	$ 133.64	-1.86%
Customers Bancorp, Inc.	CUBI	$ 21.73	$ 18.20	-16.24%
Brighthouse Financial, Inc.	BHF	$ 42.52	$ 30.48	-28.32%
Portfolio Deletions
Scripps Networks Interactive, Inc.	SNI	$ 71.37	$ 89.21	25.00%
JP Morgan Chase & Co Warrant	JPM+.N	$ 66.43	$ 73.68	10.91%
CalAtlantic Group, Inc.	CAA	$ 56.39	$ 54.72	-2.96%
Boardwalk Pipeline Partners, LP	BWP	$ 12.91	$ 12.06	-6.58%

As you can see, 18 of our 22 investments were down for the year, and believe me I know that this was painful for you.  However, if it compelled you to sell some of your Matthew 25 Fund shares, then one of three things occurred.  First, you needed money and this was your best choice.  Second, you are a “Momentum” investor/trader and that is what you do; sell on weakness, buy on strength.  Third, is that you are truly a long-term investor and I did a poor job of showing you the “Potential Returns” in our investments and our portfolio as a whole.  This I will try to remedy in this letter, but before doing so here are some quotes from successful investors to help remind you of patience in investing:

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

“The big money is not in the buying and the selling, but in the waiting.” Charlie Munger

“I’ve found that when the market’s going down and you buy funds wisely, at some point in the future you will be happy. You won’t get there by reading ‘Now is the time to buy.’” Peter Lynch

“When you sell in desperation, you always sell cheap.” Peter Lynch

“After spending many years on Wall Street, and making and losing millions of dollars. I want to tell you this: It never was my thinking that made the big money for me. It always was my sitting.” Jesse Livermore

“Most of the time common stocks are subject to irrational and excessive price fluctuations in both directions as the consequence of the ingrained tendency of most people to speculate or gamble…to give way to hope, fear and greed.” Benjamin Graham

“The market is a device for transferring money from the impatient to the patient.”

Warren Buffett

Is it worth being patient with this current market?  On December 31st 2018 the S&P 500 Index closed at $2,506.85.  While the estimated 2019 earnings for this index from Standard & Poor’s itself was $171.74.  This is a forward PE ratio of 14.60.  To put this in perspective, the forward PE ratio on March 31st 2009 was 14.03 and by June 30th of 2009 it was 16.17.  Remember that March of 2009 contained the absolute bottom day of the Great Recession and was the quarterly low of the 2007 to 2009 major bear market. The fact that we hit a similar PE ratio is a remarkable opportunity; for we have nowhere near the financial risks we were still suffering as a country back at that time period. So yes, this is a market that is worthy of patient investing.  I would even say that if you ever regretted that you did not invest enough, or at all, in 2009, then you have been given another opportunity.  This does not guarantee the same future profits, but the potential return exists because of the similar valuations.

No person knows for sure the future values of risk investments such as stocks, real estate, commodities, or private businesses; however, a prudent investor should try to make reasonable estimates of future fair values before making such investments.  It is an important part of the perennial investment question of “How much can I make versus how much can I lose?”  Without this information then one is at the whim of the markets which are volatile and fickle.  The irony is that impatient investors who reflexively sell stocks when they decline may be selling when the potential returns have actually increased and the price risks have decreased.  I believe that when you have a significant price change in a security, you need to objectively review your future fair value estimates before you sell or buy.  You buy when the Potential Return has increased!

Potential Return is very similar to Potential Energy in Physics. (https://www.physicsclassroom.com/class/energy/Lesson-1/Potential-Energy):

Potential Energy

•

Potential Energy

An object can store energy as the result of its position… Similarly, a drawn bow is able to store energy as the result of its position. When assuming its usual position (i.e., when not drawn), there is no energy stored in the bow. Yet when its position is altered from its usual equilibrium position, the bow is able to store energy by virtue of its position. This stored energy of position is referred to as potential energy. Potential energy is the stored energy of position possessed by an object.

The Potential Return of an investment will increase much as potential energy increases in the bow and arrow example. The farther one pulls on the bowstring the greater one increases the potential energy to be transferred to the arrow.  The increase in the potential energy means that the arrow will go farther and faster.  When a stock declines and the underlying future value of the investment remains the same then the potential return increases to make up for the greater difference between current price and future value. The greater the security declines in price then the further it has to go to reach its fair value potential (and sometimes faster).  This equates to an increased potential return!

Of course current price may not get to estimated fair values, but if you are reasonable in your estimates and the potential returns are high, then the investments are worth the risks.  High potential return is what Ben Graham and Warren Buffett would also call “Margin of Safety” in investing.

Let us look at our Matthew 25 Fund’s portfolio in this manner.  The following table shows the year end prices, the four year estimated fair values and estimated annual average rates of return potential.  This is my research along with public market information.  Valuation is similar to forecasting and economists joke that when you have to forecast then do it often! This is because facts and situations change, but the key is that long-term values do not change as quickly and frequently as stock, bond and commodity markets change.  There is a range of future fair values, but in the following table I tried to be reasonable with my projections.  I am sure some of my estimates will come up short, but I also believe that some of my estimates will prove to be too conservative.  The important factor is that with very high potential in so many of our holdings, then our portfolio should achieve a favorable outcome even if some investments do not pan out.

	12/31/2018	Est. 4 year		Est. Potential
Portfolio for Growth/Value	Price	Fair Value	Dividend	Return per Year
Apple, Inc.	$157.74	$289.38	$2.92	18.15%
Berkshire Hathaway Inc. Class A	$306,000.00	$350,509.33	$0.00	3.45%
Brandywine Realty Trust	$12.87	$24.16	$0.76	22.93%
Cummins Inc.	$133.64	$276.36	$4.56	23.21%
Customers Bancorp, Inc.	$18.20	$42.04	$0.00	23.28%
Facebook, Inc.	$131.09	$256.00	$0.00	18.21%
Federal Agricultural Mortgage Corp.	$58.72	$122.20	$2.32	23.93%
FedEx Corporation	$161.33	$316.19	$2.60	19.85%
Goldman Sachs Group, Inc.	$167.05	$401.00	$3.20	26.27%
JP Morgan Chase & Co.	$97.62	$181.30	$3.20	19.92%
Kansas City Southern	$95.45	$164.60	$1.44	16.04%
KKR & Co. Inc.	$19.63	$33.90	$0.50	17.11%
Mastercard Inc.	$188.65	$250.06	$1.32	7.98%
Polaris Industries, Inc.	$76.68	$171.73	$2.40	22.33%
Toll Brothers Inc.	$32.93	$66.30	$0.44	20.38%
	12/31/2018	Est. 4 year		Est. Potential
Portfolio for Value	Price	Fair Value	Dividend	Return per Year
Brighthouse Financial, Inc.	$30.48	$102.69	$0.00	35.48%
Fannie Mae preferred	$5.54	$18.75	$0.00	35.64%
Range Resources Corporation	$9.57	$34.12	$0.08	38.18%

This analysis is a major part of my Search and Research to find investments with high potential returns when compared to their risks.  Subsequently, on an ongoing basis, I try to factor in significant changes to these investments and adjust our portfolio accordingly.  Please remember that I try to do this work for you not just as a portfolio manager but as an owner-operator.  In other words “I practice what I preach” about investing.  During this recent downturn over the last two months of 2018, I increased my family’s investments in our Matthew 25 Fund due to what I believe is this increased Potential Return. I have continued to do this as I write this letter, to the point that my wife and I currently own over 5% of the outstanding shares of our Matthew 25 Fund.  As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2018

	Matthew 25 Fund	S&P 500 Index
1 Year	-19.47%	-4.38%
3 Year	8.42%	9.25%
5 Year	3.39%	8.49%
10 Year	16.61%	13.11%
12/31/1995 - 12/31/2018	10.18%	8.32%

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/2018.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Russell 3000 Index is no longer used as a comparative index for the Matthew 25 Fund because the Russell 3000 now requires a fee for its usage whereas the S&P 500 Index is more commonly accepted as the broad stock market benchmark and is free of usage charges.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2018 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Fannie Mae (a)	14.10%
Goldman Sachs Group, Inc.	10.35%
KKR & Co., Inc. Class A	8.13%
FedEx Corp.	7.70%
Apple, Inc.	7.47%
JP Morgan Chase & Co.	7.36%
Brandywine Realty Trust	6.48%
Berkshire Hathaway, Class A	6.33%
Polaris Industries, Inc.	6.05%
Kansas City Southern	5.19%
79.16%

(a) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	7.70%
Business Services	2.48%
Crude Petroleum & Natural Gas	2.85%
Electronic Computers	7.47%
Engines & Turbines	1.41%
Federal & Federally - Sponsored Credit Agencies	2.25%
Fire, Marine & Casualty Insurance	6.33%
Investment Advice	8.13%
Life Insurance	1.39%
National Commercial Bank	7.36%
Operative Builders	4.97%
Railroads, Line-Haul Operations	5.19%
Real Estate Investment Trusts	6.48%
Security Brokers, Dealers & Exchanges	10.35%
Services-Computer Programming, Data Processing, Etc.	4.03%
State Commercial Banks	1.66%
Transportation Equipment	6.05%
Preferred Stocks	14.10%
Money Market Fund	0.04%
Liabilities Less Other Assets, Net	(0.24)%
100.00%

Industries are categorized using Standard Industrial Classification (SIC).

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares/ Principal Amount		Historical Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
136,000	FedEx Corp.	$ 12,820,231	$ 21,940,880	7.70%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 05/01/2018) (*) (**) (b)	1,127	2,645
37,500	MasterCard, Inc. Class A	746,848	7,074,375
		747,975	7,077,020	2.48%
Crude Petroleum & Natural Gas
850,000	Range Resources Corp.	12,971,591	8,134,500	2.85%

Electronic Computers
135,000	Apple, Inc.	2,174,655	21,294,900	7.47%

Engines & Turbines
30,000	Cummins, Inc.	4,085,067	4,009,200	1.41%

Federal & Federally - Sponsored Credit Agencies
59,053	Federal Agricultural Mortgage Corp. Class C	3,128,628	3,569,164
49,676	Federal Agricultural Mortgage Corp. Class A	3,339,218	2,831,035
		6,467,846	6,400,199	2.25%
Fire, Marine & Casualty Insurance
59	Berkshire Hathaway Class A *	5,597,559	18,054,000	6.33%

Investment Advice
1,180,000	KKR & Co., Inc. Class A	17,979,173	23,163,400	8.13%

Life Insurance
130,000	Brighthouse Financial, Inc. *	5,526,960	3,962,400	1.39%

National Commercial Bank
215,000	JP Morgan Chase & Co.	7,543,616	20,988,300	7.36%

Operative Builders
430,000	Toll Brothers, Inc.	12,417,471	14,159,900	4.97%

Railroads, Line-Haul Operations
155,000	Kansas City Southern	9,462,452	14,794,750	5.19%

Real Estate Investment Trusts
1,435,139	Brandywine Realty Trust	16,011,286	18,470,239	6.48%

Security Brokers, Dealers & Exchanges
176,500	Goldman Sachs Group, Inc.	21,483,776	29,484,325	10.35%

Services-Computer Programming, Data Processing, Etc.
87,500	Facebook, Inc. Class A *	12,825,428	11,470,375	4.03%

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares/ Principal Amount		Historical Cost	Value	% of Net Assets

State Commercial Banks
260,000	Customers Bancorp, Inc. *	$ 5,649,189	$ 4,732,000	1.66%

Transportation Equipment
225,000	Polaris Industries, Inc.	14,309,912	17,253,000	6.05%

	Total Common Stocks	168,074,187	245,389,388	86.10%

PREFERRED STOCKS

125,000	Fannie Mae - Series E 12/31/49, 5.10% *	914,517	1,250,000
316,000	Fannie Mae - Series F 12/31/49, 0.00% (2-Year CMT - 0.160%) (c) *	2,942,914	3,175,800
385,000	Fannie Mae - Series G 12/31/49, 0.00% (2-Year CMT - 0.180%) (c) *	3,484,846	3,977,050
293,000	Fannie Mae - Series H 12/31/49, 5.81% *	2,328,321	3,097,010
225,600	Fannie Mae - Series I 12/31/49, 5.375% *	1,644,315	2,339,472
376,500	Fannie Mae - Series L 12/31/49, 5.125% *	3,075,236	3,949,485
513,500	Fannie Mae - Series M 12/31/49, 4.75% *	4,003,601	5,135,000
377,900	Fannie Mae - Series N 12/31/49, 5.50% *	2,744,907	3,733,652
350,000	Fannie Mae - Series O 12/31/49, 0.00% (10-Year CMT + 2.375%) (a) (c) *	2,443,090	3,920,000
1,732,100	Fannie Mae - Series P 12/31/49, 0.00% (3-Month LIBOR + 0.750%) (a) (c) *	5,942,712	9,595,834
	Total Preferred Stocks	29,524,459	40,173,303	14.10%

MONEY MARKET FUND
129,369	First American Government Obligation Fund Class Z, 2.27% (a)	129,369	129,369	0.04%

	Total Investments	$197,728,015	$ 285,692,060	100.24%

	Liabilities Less Other Assets, Net		(682,470)	(0.24)%

	Net Assets		$ 285,009,590	100.00%

 * Non-Income producing securities during the period.

 ** Level 3 Security

 (a) Variable rate security; the rate shown represents the yield at December 31, 2018.

 (b) Actual shares owned 0.109 shares.

 (c) Floating/variable note with current rate and current maturity or next reset date shown.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

Assets
Investment in securities at market value (cost $197,728,015)	$ 285,692,060
Receivables:
Securities sold	2,878,901
Shares sold	202,325
Prepaid expenses	16,571
Dividends & Interest	152,394
Total Assets	288,942,251
Liabilities
Payables:
Due to custodian	770,075
Securities purchased	849,345
Shares redeemed	2,013,118
Advisor fees	257,348
Trustee fees	20,125
Accrued expenses	22,650
Total Liabilities	3,932,661

Net Assets (Equivalent to $22.97 per share based on 12,405,450	$ 285,009,590
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $22.97 x 0.98 = $22.51 (Note 8)

Composition of Net Assets
Shares of common stock	$ 124,055
Additional paid-in capital	196,960,800
Distributable earnings	87,924,735

Net Assets	$ 285,009,590

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the Year Ended DECEMBER 31, 2018

Investment Income
Dividends	$ 5,078,164
Interest earned from underlying investment	335,253
Interest	58,418
Total Investment Income	5,471,835

Expenses
Management fees	3,757,076
Transfer agent and accounting fees	75,943
Trustees' fees and expenses	67,392
Custodian and bank fees	45,476
Postage and printing	35,240
Miscellaneous	27,845
Registration fees	27,107
Professional fees	26,086
Office expenses	22,172
Insurance	17,703
Compliance Officer fees	14,966
NSCC fees	3,275
NASDAQ fees	602
Total Expenses	4,120,883

Net Investment Income	1,350,952

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	41,265,011
Net realized gain from warrants	9,060,731
Capital gain distributions from underlying investments	662,720
Net change in unrealized depreciation on investments	(126,036,619)
Net realized and unrealized loss from investments	(75,048,157)

Net decrease in net assets resulting from operations	$ (73,697,205)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2018	12/31/2017

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,350,952	$ 864,431
Net realized gain from investments and warrants	50,325,742	31,762,387
Capital gain distributions from underlying investments	662,720	182,808
Unrealized appreciation (depreciation) on investments and warrants	(126,036,619)	55,486,299
Net increase (decrease) in assets resulting from operations	(73,697,205)	88,295,925

Distributions to Shareholders
From net investment income	(1,351,537)	(865,991)
From realized gains	(46,346,326)	(29,346,193)
Total distributions	(47,697,863)	(30,212,184)

Capital Share Transactions	(16,393,103)	27,816,733)

Total Increase (Decrease) in Net Assets	(137,788,171)	30,267,008

Net Assets at Beginning of Year	422,797,761	392,530,753

Net Assets at End of Year	$ 285,009,590	$422,797,761

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

	Years Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Net Asset Value -
Beginning of Year	$ 34.05	$ 29.39	$ 25.38	$ 31.25	$ 30.44
Net Investment Income (Loss) (1)	0.12	0.07	0.23	(0.02)	0.16
Net Gains or (Losses) on Investments
(realized and unrealized)	(6.74)	7.18	6.61	(3.81)	1.49
Total from Investment Operations	(6.62)	7.25	6.84	(3.83)	1.65

Less Distributions
From net investment income	(0.13)	(0.07)	(0.28)	0.00	(0.16)
From realized gains	(4.34)	(2.53)	(2.56)	(2.07)	(0.72)
Total Distributions	(4.47)	(2.60)	(2.84)	(2.07)	(0.88)

Paid in capital from redemption fees	0.01	0.01	0.01	0.03	0.04

Net Asset Value - End of Year	$ 22.97	$ 34.05	$ 29.39	$ 25.38	$ 31.25

Total Return (2)	(19.47)%	24.69%	26.92%	(12.19)%	5.59%

Net Assets - End of Year (000's omitted)	$ 285,010	$422,798	$ 392,531	$ 499,630	$ 879,994

Ratio of Expenses to Average Net Assets	1.10%	1.08%	1.09%	1.06%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	0.22%	0.87%	(0.08)%	0.53%

Portfolio Turnover Rate	24.55%	10.87%	10.71%	17.52%	20.77%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended December 31, 2018, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock. See Note 4 for additional information on warrants.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships, real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund has recorded a reclassification in the capital accounts. As of December 31, 2018, the Fund recorded permanent book/tax differences of $584 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $4,639,140 from accumulated net realized gains to paid-in capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2018:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 245,386,743	$ --	$ 2,645	$ 245,389,388
Preferred Stocks	40,173,303	--	--	40,173,303
Short-Term Investment	129,369	--	--	129,369
	$ 285,689,415	$ --	$ 2,645	$ 285,692,060

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2017	$ 1,863
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	769
Realized Gain/(Loss)	-
Purchases/Sales	13
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2018	$ 2,645

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Derivative Transactions

Realized gains and losses on derivative contracts entered into by the Fund during the year ended December 31, 2018, are recorded in the following location on the Statement of Operations:

Net realized gain on:	Location	Total

Warrants	Net realized gain on warrants	$ 9,060,731

The previously disclosed information on the derivative instruments effect on the Statement of Operations for the year ended December 31, 2018, serve as indicators of the volume of financial derivatives activity for the Fund.  The following table indicates the average volume for the period:

Average notional value of 160,346 Warrants - $ 15,652,977

NOTE 5 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2018, as computed pursuant to the investment advisory agreement, totaled $3,757,076.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 106 non-discretionary brokerage accounts with approximately $87 million in assets, as of February 1, 2019. During the previous 5 years ended December 31, 2018, the Fund placed 3 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the year ended December 31, 2018, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 6 - Investments

For the year ended December 31, 2018, purchases and sales of investment securities other than short-term investments aggregated $90,735,931 and $150,896,226, respectively.

NOTE 7 - Capital Share Transactions

As of December 31, 2018 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $197,084,855. Transactions in capital stock were as follows:

	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	393,358	$ 12,791,666	743,095	$ 23,584,136
Shares reinvested	1,949,898	44,945,149	851,054	29,072,001
Redemption fees	-	77,069	-	99,516
Shares redeemed	(2,353,783)	(74,206,987)	(2,535,662)	(80,572,386)
Net decrease	(10,527)	$(16,393,103)	(941,513)	$(27,816,733)

NOTE 8 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2018, the Fund received $77,069 in redemption fees that were reclassified to paid-in capital.

NOTE 9 – Tax Matters

As of December 31, 2018, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$ 197,767,325

Gross tax unrealized appreciation on investments

$ 100,338,700

Gross tax unrealized depreciation on investments

   (12,413,965)

Net tax unrealized appreciation

$   87,924,735

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$ 87,924,735

Total distributable earnings

$ 87,924,735

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 are as follows:

	12/31/2018	12/31/2017
Ordinary income	$ 1,351,537	$ 865,991
Long-term Capital Gain	46,346,326	29,346,193
Total	$ 47,697,863	$ 30,212,184

NOTE 10 - Lease Commitments

Rent expense was $11,624 for the year ended December 31, 2018 and is included in office expenses.  The Fund entered into a lease, effective November 2016, for office space, pursuant to a seven-year lease expiring in 2023.  At December 31, 2018, the future minimum lease payments are as follows:

2019	$ 11,808
2020	$ 11,993
2021	$ 12,177
2022 and thereafter	$ 24,906
Total	$ 60,884

NOTE 11 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31 2018, National Financial Services Corp., for the benefit of its customers, owned approximately 38% of the Fund.

NOTE 12 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 13 – New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, which created ASC 842, Leases. The new standard requires the lessee to account for leases as finance or operating leases. Both types of leases will result in the lessee recognizing a right-of-use asset and a corresponding lease liability on the statement of financial condition. The new standard is effective for fiscal years beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and

Board of Trustees of

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund (the "Fund"), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Abington, Pennsylvania

February 27, 2019

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 through December 31, 2018

Actual	$1,000.00	$ 840.12	$5.19
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.56	$5.70

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2018 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 16, 2018, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/18 the current advisor had outperformed the S&P 500 Index in the 10 year period, as well as

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

the period since 1/1/1996. The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  This expense ratio was compared to Yahoo Finance’s Large Blend Category (its current classification of MXXVX).  This peer group average expense ratio was 0.95%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its review and the foregoing information, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2018 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 58

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 60

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 59	Secretary of Fund

Scott Satell	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
Age 56

INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 58

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 59	President of Fund

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2018 (UNAUDITED)

Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2018        12/31/2017

Audit Fees             $ 17,600          $  17,600

Audit-Related Fees     $      0          $       0

Tax Fees               $  5,400          $   5,400

All Other Fees         $      0          $       0

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 9/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 9/5/19